UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

April 23, 2014

WORLD OMNI AUTO RECEIVABLES TRUST 2014-A

(Issuing Entity with respect to Securities)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

WORLD OMNI AUTO RECEIVABLES LLC

(Depositor with respect to Securities)

Delaware

(State or other jurisdiction of incorporation or organization)

333-183014-04

(Commission File Number)

52-2184798

(Depositor’s I.R.S. Employer Identification No.)

6189

(Primary Standard Industrial Classification Code Number)

190 Jim Moran Blvd.

Deerfield Beach, FL 33442

(Address of principal executive offices of depositor, including Zip Code)

Depositor’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 23, 2014, World Omni Auto Receivables LLC, a Delaware limited liability company (the “Depositor”), entered into an amended and restated trust agreement, a copy of which is filed as an exhibit hereto, with U.S. Bank Trust National Association, as owner trustee (the “Owner Trustee”), relating to World Omni Auto Receivables Trust 2014-A (the “Issuing Entity”), a Delaware statutory trust created on March 11, 2014. On April 23, 2014, World Omni Financial Corp. and the Depositor entered into a Receivables Purchase Agreement, a copy of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property were sold by World Omni Financial Corp. to the Depositor. On April 23, 2014, the Issuing Entity, the Depositor and World Omni Financial Corp., as servicer, entered into a Sale and Servicing Agreement (the “Sale and Servicing Agreement”), a copy of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred by the Depositor to the Issuing Entity. On April 23, 2014, the Issuing Entity issued to the Depositor the asset-backed notes, Series 2014-A, Class A-1, Class A-2, Class A-3, Class A-4 and Class B Notes (together, the “Notes”), having an aggregate original principal amount of $849,150,000, pursuant to an Indenture (the “Indenture”), dated as of April 23, 2014, between the Issuing Entity and Union Bank, N.A., as indenture trustee (the “Indenture Trustee”), a copy of which is filed as an exhibit hereto. The Notes were sold by the Depositor to Barclays Capital Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., PNC Capital Markets LLC, BB&T Capital Markets, a division of BB&T Securities, LLC, Comerica Securities, Inc. and Regions Securities LLC, as underwriters, pursuant to an Underwriting Agreement, dated as of April 15, 2014, by and among the Depositor, World Omni Financial Corp. and Barclays Capital Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters, a copy of which is filed as an exhibit hereto, and those Notes were then sold by the underwriters to the public. On April 23, 2014, the Issuing Entity, the Depositor, the Indenture Trustee and World Omni Financial Corp., as administrator, entered into an Administration Agreement, a copy of which is filed as an exhibit hereto, pursuant to which the administrator agreed to perform certain duties and obligations of the Issuing Entity and the Owner Trustee under the transaction documents.

Interest on the Notes will be distributed on each Payment Date (as defined in Appendix A to the Sale and Servicing Agreement). Monthly distributions in reduction of the principal amount of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture and the Sale and Servicing Agreement.

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Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of April 15, 2014, by and among World Omni Financial Corp., World Omni Auto Receivables LLC and Barclays Capital Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Sale and Servicing Agreement, dated as of April 23, 2014, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and World Omni Auto Receivables Trust 2014-A, as issuing entity.

Exhibit 4.2	Indenture, dated as of April 23, 2014, by and between World Omni Auto Receivables Trust 2014-A, as issuing entity, and Union Bank, N.A., as indenture trustee.

Exhibit 4.3	Trust Agreement, dated as of April 23, 2014, by and between World Omni Auto Receivables LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee.

Exhibit 99.1	Receivables Purchase Agreement, dated as of April 23, 2014, by and between World Omni Financial Corp. and World Omni Auto Receivables LLC.

Exhibit 99.2	Administration Agreement, dated as of April 23, 2014, by and among World Omni Financial Corp., as administrator, World Omni Auto Receivables LLC, as depositor, World Omni Auto Receivables Trust 2014-A, as issuing entity, and Union Bank, N.A., as indenture trustee.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC (Depositor)

Dated: April 23, 2014	By:	/s/ Charles M. Einhorn
	Name:	Charles M. Einhorn
	Its:	Assistant Treasurer

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INDEX OF EXHIBITS

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of April 15, 2014, by and among World Omni Financial Corp., World Omni Auto Receivables LLC and Barclays Capital Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Sale and Servicing Agreement, dated as of April 23, 2014, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and World Omni Auto Receivables Trust 2014-A, as issuing entity.

Exhibit 4.2	Indenture, dated as of April 23, 2014, by and between World Omni Auto Receivables Trust 2014-A, as issuing entity, and Union Bank, N.A., as indenture trustee.

Exhibit 4.3	Trust Agreement, dated as of April 23, 2014, by and between World Omni Auto Receivables LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee.

Exhibit 99.1	Receivables Purchase Agreement, dated as of April 23, 2014, by and between World Omni Financial Corp. and World Omni Auto Receivables LLC.

Exhibit 99.2	Administration Agreement, dated as of April 23, 2014, by and among World Omni Financial Corp., as administrator, World Omni Auto Receivables LLC, as depositor, World Omni Auto Receivables Trust 2014-A, as issuing entity, and Union Bank, N.A., as indenture trustee.

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